Exhibit 99.1
Range Resources Corporation
Unaudited Consolidated Pro Forma Financial Statements
     The following unaudited consolidated pro forma financial information is presented to illustrate the effect of Range Resources Corporation’s April 29, 2011 sale of substantially all of its Barnett Shale assets on its historical financial position and operating results. The accompanying unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of operations have been prepared to assist in analysis of the financial effects of the divestiture, including the reclassification of operations of such assets as discontinued operations. This information is based on the historical financial statements of Range and should be read in conjunction with the financial statements included in the Range Resources Corporation Annual Report on Form 10-K for the year ended December 31, 2010, filed with the United States Securities and Exchange Commission (“SEC”) on March 1, 2011 and Quarterly Report on Form 10-Q for the three months ended March 31, 2011, filed with the SEC on April 27, 2011.
     The accompanying unaudited pro forma consolidated balance sheet as of March 31, 2011 has been prepared to give effect to the divestiture as if it had occurred on March 31, 2011. The unaudited pro forma consolidated statements of operations for the years ended December 31, 2010, 2009 and 2008 have been prepared to give effect to the divestiture as if it had occurred on January 1, 2008. An unaudited pro forma consolidated statement of operations for the three months ended March 31, 2011 is not provided since the results of the Barnett Shale operations were reported as discontinued operations in the Quarterly Report on Form 10-Q for the three months ended March 31, 2011 filed with the SEC on April 27, 2011.
     The unaudited pro forma consolidated balance sheet and statement of operations included herein is not necessarily indicative of the results that might have occurred had the divestiture taken place on the respective dates assumed.

RANGE RESOURCES CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(In thousands, except per share data)
March 31, 2011

		Pro Forma
	As Reported	Adjustments		As Adjusted
Assets
Current assets:
Cash and cash equivalents	$1,681	$855,539	(a)	$857,220
Accounts receivable, less allowance for doubtful accounts of $4,285	75,530	—		75,530
Assets of discontinued operations	856,195	(827,919	) (b)	28,276
Deferred tax asset	1,639	—		1,639
Unrealized derivative gain	62,286	(36,111	) (b)	26,175
Inventory and other	18,605	—		18,605

Total current assets	1,015,936	(8,491)		1,007,445

Equity method investments	142,353	—		142,353
Natural gas and oil properties, successful efforts method	5,669,791	—		5,669,791
Accumulated depletion and depreciation	(1,373,652)	—		(1,373,652)

	4,296,139	—		4,296,139

Transportation and field assets	121,274	—		121,274
Accumulated depreciation and amortization	(61,303)	—		(61,303)

	59,971	—		59,971

Other assets	100,848	—		100,848

Total assets	$5,615,247	$(8,491)		$5,606,756

Liabilities
Current liabilities:
Accounts payable	$245,446	$—		$245,446
Asset retirement obligations	4,020	—		4,020
Accrued liabilities	44,629	—		44,629
Accrued interest	39,496	—		39,496
Unrealized derivative loss	593	—		593
Current liabilities of discontinued operations	16,288	—		16,288

Total current liabilities	350,472	—		350,472

Bank debt	480,000	—		480,000
Subordinated notes	1,686,816	—		1,686,816
Deferred tax liability	646,427	(2,263	) (b)	644,164
Unrealized derivative loss	30,242	—		30,242
Deferred compensation liability	169,278	—		169,278
Long-term liabilities of discontinued operations	2,226	(2,025	) (b)	201
Asset retirement obligations and other liabilities	66,168	—		66,168

Total liabilities	3,431,629	(4,288)		3,427,341

Commitments and contingencies

Stockholders’ Equity
Preferred stock, $1 par, 10,000,000 shares authorized, none issued and outstanding	—	—		—
Common stock, $0.01 par, 475,000,000 shares authorized, 160,668,296 issued at March 31, 2011	1,607	—		1,607
Common stock held in treasury, 196,016 shares at March 31, 2011	(7,190)	—		(7,190)
Additional paid-in capital	1,835,261	—		1,835,261
Retained earnings	310,246	(4,203	) (b)	306,043
Accumulated other comprehensive income	43,694			43,694

Total stockholders’ equity	2,183,618	(4,203)		2,179,415

Total liabilities and stockholders’ equity	$5,615,247	$(8,491)		$5,606,756

See accompanying notes.

RANGE RESOURCES CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
(In thousands, except per share data)

		Pro Forma
	As Reported	Adjustments(c)	As Adjusted
Revenues and other income:
Natural gas, NGL and oil sales	$909,607	$(149,154)	$760,453
Transportation and gathering	1,068	(35)	1,033
Derivative fair value income	51,634	—	51,634
Gain on the sale of assets	77,597	(955)	76,642
Other	(931)	(32)	(963)

Total revenues and other income	1,038,975	(150,176)	888,799

Costs and expenses:
Direct operating	131,602	(35,328)	96,274
Production and ad valorem taxes	33,652	(7,545)	26,107
Exploration	61,087	(581)	60,506
Abandonment and impairment of unproved properties	69,971	(20,233)	49,738
General and administrative	140,571	—	140,571
Termination costs	8,452	—	8,452
Deferred compensation plan	(10,216)	—	(10,216)
Interest expense	131,192	(40,527)	90,665
Loss on early extinguishment of debt	5,351	—	5,351
Depletion, depreciation and amortization	363,507	(88,269)	275,238
Impairment of proved properties	469,749	(463,244)	6,505

Total costs and expenses	1,404,918	(655,727)	749,191

(Loss) income from continuing operations before income taxes	(365,943)	505,551	139,608

Income tax (benefit) expense
Current	(836)	—	(836)
Deferred	(125,851)	177,597	51,746

	(126,687)	177,597	50,910

(Loss) income from continuing operations	$(239,256)	$327,954	$88,698

(Loss) income per common share from continuing operations:
Basic	$(1.53)		$0.56

Diluted	$(1.53)		$0.55

Weighted average common shares outstanding:
Basic	156,874		156,874
Diluted	156,874		158,428
See accompanying notes.

RANGE RESOURCES CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009
(In thousands, except per share data)

		Pro Forma
	As Reported	Adjustments(c)	As Adjusted
Revenues and other income:
Natural gas, NGL and oil sales	$839,921	$(125,357)	$714,564
Transportation and gathering	486	—	486
Derivative fair value income	66,446	—	66,446
Gain on the sale of assets	10,413	—	10,413
Other	(9,925)	(3)	(9,928)

Total revenues and other income	907,341	(125,360)	781,981

Costs and expenses:
Direct operating	133,211	(34,960)	98,251
Production and ad valorem taxes	32,169	(6,633)	25,536
Exploration	46,485	(2,209)	44,276
Abandonment and impairment of unproved properties	113,538	(76,603)	36,935
General and administrative	115,319	—	115,319
Termination costs	2,479	—	2,479
Deferred compensation plan	31,073	—	31,073
Interest expense	117,367	(42,106)	75,261
Depletion, depreciation and amortization	373,502	(106,354)	267,148
Impairment of proved properties	930	—	930

Total costs and expenses	966,073	(268,865)	697,208

(Loss) income from continuing operations before income taxes	(58,732)	143,505	84,773
Income tax (benefit) expense
Current	(636)	—	(636)
Deferred	(4,226)	50,655	46,429

	(4,862)	50,655	45,793

(Loss) income from continuing operations	$(53,870)	$92,850	$38,980

(Loss) income per common share from continuing operations:
Basic	$(0.35)		$0.25

Diluted	$(0.35)		$0.24

Weighted average common shares outstanding:
Basic	154,514		154,514
Diluted	154,514		158,778
See accompanying notes.

RANGE RESOURCES CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
(In thousands, except per share data)

		Pro Forma
	As Reported	Adjustments(c)	As Adjusted
Revenues and other income:
Natural gas, NGL and oil sales	$1,226,560	$(237,253)	$989,307
Transportation and gathering	4,577	—	4,577
Derivative fair value income	71,861	—	71,861
Gain on the sale of assets	20,166	—	20,166
Other	1,509	—	1,509

Total revenues and other income	1,324,673	(237,253)	1,087,420

Costs and expenses:
Direct operating	142,387	(29,404)	112,983
Production and ad valorem taxes	55,172	(5,801)	49,371
Exploration	67,690	(10,734)	56,956
Abandonment and impairment of unproved properties	47,355	(32,063)	15,292
General and administrative	92,308	—	92,308
Deferred compensation plan	(24,689)	—	(24,689)
Interest expense	99,748	(35,785)	63,963
Depletion, depreciation and amortization	299,831	(88,868)	210,963

Total costs and expenses	779,802	(202,655)	577,147

Income from continuing operations before income taxes	544,871	(34,598)	510,273
Income tax expense
Current	4,268	—	4,268
Deferred	189,563	(12,651)	176,912

	193,831	(12,651)	181,180

Income from continuing operations	$351,040	$(21,947)	$329,093

Income per common share from continuing operations:
Basic	$2.32		$2.18

Diluted	$2.25		$2.11

Weighted average common shares outstanding:
Basic	151,116		151,116
Diluted	155,943		155,943
See accompanying notes.

RANGE RESOURCES CORPORATION
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(1) BASIS OF PRESENTATION
     On April 29, 2011, Range Resources Corporation sold substantially all of its Barnett Shale assets and certain derivative contracts subject to the terms of a purchase and sale agreement dated February 28, 2011. The sale had an effective date of February 1, 2011 and consequently operating net revenues after that date is a downward adjustment to the selling price through the normal post closing provisions of the agreement.
     The accompanying unaudited consolidated pro forma balance sheet and unaudited pro forma consolidated statements of operations have been prepared to give effect to the divestiture as if it had occurred on March 31, 2011 for the pro forma consolidated balance sheet and on January 1, 2008 for the pro forma consolidated statements of operations. In accordance with SEC pro forma presentation rules, an unaudited pro forma consolidated statement of operations for the three months ended March 31, 2011 is not provided since the results of the Barnett Shale operations were reported as discontinued operations for that time period. For the three months ended March 31, 2011, we recognized income from discontinued operations, net of tax, of $8.4 million.
     The following are descriptions of the individual columns included in the accompanying unaudited pro forma consolidated balance sheet, the accompanying pro forma consolidated statements of operations and notes to the unaudited consolidated financial statements.
(2) PRO FORMA ADJUSTMENTS
     The unaudited pro forma consolidated financial statements reflect the following adjustments:
Balance Sheet
     “As reported” — represents the historical consolidated balance sheet of Range Resources Corporation as of March 31, 2011.
a)	To adjust for the proceeds, related estimated transaction costs and other estimated closing and post-closing adjustments associated with the divestiture and the sale of certain derivative contracts. The following is a table of the estimated proceeds (in thousands):

Gross proceeds	$900,000
Less transaction costs	(2,700)
Less estimated closing and post-closing adjustments	(41,761)

Estimated net proceeds	$855,539

b)	To remove these assets sold as part of the purchase and sale agreement dated February 28, 2011. The following is a summarization of the application of proceeds and the estimated loss on the divestiture (in thousands):

Net proceeds	$855,539
Unrealized derivative assets	(36,111)
Net investment in properties	(827,919)
Asset retirement obligation	2,025

Loss on disposition of assets	(6,466)
Tax effect	2,263

Net loss on disposition of assets	$(4,203)

Statements of Operations
     “As reported” — represents the historical consolidated statements of operations of Range Resources for the years ended December 31, 2010, 2009 and 2008.
c)	All adjustments are to eliminate revenues and costs and expenses (including the income tax effect) of our Barnett Shale assets from continuing operations. Interest expense is allocated to discontinued operations based on the ratio of net assets of discontinued operations to our consolidated net assets plus long-term debt.